COUNTERPATH CORPORATION

FORM OF SUBSCRIPTION AGREEMENT

UNITS

INSTRUCTIONS TO PURCHASER

ALL SUBSCRIBERS:

1.           Complete and sign pages 2, 3 and 4 of the Subscription Agreement and page 12 of the draft Registration Rights Agreement attached as Schedule “E” to the Subscription Agreement..

2.           If you are purchasing less than CDN$150,000, complete and sign the Accredited Investor Status Certificate which is attached as Schedule “A” to the Subscription Agreement.

3.           If you are not an individual (that is, the Subscriber is a corporation, trust, portfolio manager or other entity that is purchasing more than 5% of the outstanding Common Shares of the Corporation, is currently an Insider, will become an Insider upon completion of the Offering or is a member of the Pro Group), then complete and sign the “Corporate Placee Registration Form” (Form 4C) which is attached as Schedule “C” to the Subscription Agreement. If you have previously submitted this form to the TSX Venture Exchange and there have been no changes to its content then please check the box to that effect on page 4.

U.S. SUBSCRIBERS ONLY:

Complete items 1, 2 and 3 above, as applicable. Also complete and sign the U.S. Accredited Investor Status Certificate which is attached as Schedule “B” to the Subscription Agreement.

THE SECURITIES SUBSCRIBED FOR HEREIN WILL BE SUBJECT TO A HOLD PERIOD UNDER THE APPLICABLE SECURITIES LAWS OF THE SELLING JURISDICTIONS IN CANADA OF FOUR MONTHS AND ONE DAY FROM THE CLOSING DATE (AS DEFINED IN THIS SUBSCRIPTION AGREEMENT) AND THE CERTIFICATES EVIDENCING THE SECURITIES WILL BEAR A LEGEND TO THAT EFFECT, AS APPLICABLE. CONSEQUENTLY, THE SECURITIES MAY ONLY BE RESOLD DURING SUCH PERIOD IN ACCORDANCE WITH APPROPRIATE STATUTORY EXEMPTIONS FROM THE PROSPECTUS REQUIREMENTS OF THE APPLICABLE SECURITIES LAWS OF THE SELLING JURISDICTIONS IN CANADA OR IF APPROPRIATE CONSENTS OR DISCRETIONARY ORDERS HAVE BEEN OBTAINED. THE SUBSCRIBER IS ADVISED TO CONSULT ITS OWN LEGAL ADVISORS IN THIS REGARD.

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

SUBSCRIPTION FOR UNITS

TO:	COUNTERPATH CORPORATION (the “Corporation”)

AND TO:	NATIONAL BANK FINANCIAL INC. and CANACCORD GENUITY CORP. (the “Agents”)

AND TO:	NBF SECURITIES (USA) CORP. and CANACCORD GENUITY INC. (the “U.S. Affiliates”)

                          The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase the number of units (the “Units”) of the Corporation set forth below at a price of CDN$1.75 per Unit on the terms and conditions set out herein and in the applicable schedules attached hereto. Each Unit shall consist of one (1) common share in the capital of the Corporation (each a “Share”) and one-half (½) of one non-transferable common share purchase warrant (each whole warrant, a “Warrant”). Each whole Warrant shall entitle the holder to purchase one common share in the capital of the Corporation (a “Warrant Share”) at a price of CDN$2.25 per Warrant Share for a period of two years following the Closing Date (as defined below).

                          The Units are immediately severable into their constituent Shares and Warrants upon issuance. The Units, Shares, Warrants and Warrant Shares are herein collectively referred to as the “Securities.” The Units are part of an offering (the “Offering”) of up to 5,714,285 Units for gross aggregate proceeds of up to CDN$10,000,000.

Subscriber Information	Units to be Purchased

(Name of Subscriber)	Number of Units: x CDN$1.75

Account Reference (if applicable): ____________________
Aggregate Subscription Price: _______________________
X	(the “Subscription Price”
(Signature of Subscriber – if the Subscriber is an Individual)

X
(Signature of Authorized Signatory – if the Subscriber is not an Individual)	Please complete if purchasing as agent or trustee for a principal (beneficial purchaser) (a “Disclosed Principal”) and not purchasing as trustee or agent for accounts fully managed by it.

(Name and Title of Authorized Signatory – if the Subscriber is not an
Individual)
(Name of Disclosed Principal)
(Subscriber’s Address, including city and Postal Code)
(Address of Disclosed Principal)

(Telephone Number) (Email Address)	(Account Reference, if applicable)

Register the Shares, Warrants and Warrant Shares as set forth below:	Deliver the Shares, Warrants and Warrant Shares as set forth below:

(Name to Appear on Share and Warrant Certificate)	(Attention - Name)

(Account Reference, if applicable)	(Account Reference, if applicable)

(Address, including Postal Code)
(Address, including Postal Code)
(Telephone Number)

*   *   *   *

Note: The Subscriber must either be:

(a)	purchasing the securities offered hereunder as principal or

(b)	deemed to be purchasing such securities as principal, by virtue of being:

(i)

a trust company or trust corporation described in paragraph (16) of the definition of “accredited investor” in Schedule “A” (other than a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada) (and, if a U.S. Person, a trust as described in Schedule “B”); or

(ii) a person described in paragraph (17) of the definition of “accredited investor” in Schedule “A”.

Present Ownership of Securities

The Subscriber either [check appropriate box]:

[ ]	beneficially owns NO common shares of the Corporation (“Common Shares”) or securities convertible into Common Shares; or

[ ]	beneficially owns Common Shares which includes Common Shares and/or convertible securities entitling the Subscriber to acquire an additional Common Shares.

Insider Status

The Subscriber either [check appropriate box]:

[ ]	is an “Insider” of the Corporation as defined in the Policies of the TSX Venture Exchange (the “Exchange”); or

[ ]	is not an Insider of the Corporation.

“Insider” means:

(a)	a director or senior officer of the Corporation;

(b)	a director or senior officer of a company that is an Insider or subsidiary of the Corporation; and

(c)	a person that beneficially owns or controls, directly or indirectly, Common Shares carrying more than 10% of the voting rights attached to all outstanding Common Shares.

Member of “Pro Group”

The Subscriber either [check appropriate box]:

[ ]	is a member of the “Pro Group” as defined in the Policies of the Exchange and below; or

[ ]	is not a Member of the Pro Group.

The definition of “Pro Group” is as follows:

(a)	Subject to subparagraphs (b), (c) and (d), “Pro Group” will include, either individually or as a group:

(i)	the member (i.e. a member of the Exchange under the applicable Exchange requirements) (the “Member”);

(ii)	employees of the Member;

(iii)	partners, officers and directors of the Member;

(iv)	Affiliates (as defined in applicable Exchange policies) of the Member; and

(v)	Associates (as defined in applicable Exchange policies) of any parties referred to in subparagraphs (i) through (iv).

(b)

The Exchange may, in its discretion, include a person or party in the Pro Group for the purposes of a particular calculation where the Exchange determines that the person is not acting at arm’s length to the Member.

(c)

The Exchange may, in its discretion, exclude a person from the Pro Group for the purposes of a particular calculation where the Exchange determines that the person is acting at arm’s length to the Member.

(d)	The Exchange may deem a person who would otherwise be included in the Pro Group pursuant to subparagraph (a) to be excluded from the Pro Group where the Exchange determines that:

(i)	the person is an affiliate or associate of the Member acting at arm’s length of the Member;

(ii)	the associate or affiliate has a separate corporate and reporting structure;

(iii)	there are sufficient controls on information flowing between the Member and the associate or affiliate; and

(iv)	the member maintains a list of such excluded persons.

Corporate Placee Form

The Subscriber, if a corporation, trust, portfolio manager or other entity that is purchasing more than 5% of the outstanding Common Shares of the Corporation, is currently an Insider, will become an Insider upon completion of the Offering or is a member of the Pro Group, either [check appropriate box]:

[ ]	has a current Corporate Placee Registration Form on file with the Exchange; or

[ ]	has completed and returned with this Subscription Agreement a duly executed Corporate Placee Registration Form (Schedule “C” to this Subscription Agreement).

THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

This subscription is accepted by the Corporation this _______day of __________________, 2011.

COUNTERPATH CORPORATION

Per: ______________________________________
           Authorized Signatory

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1.        Defined Terms.

In addition to the terms defined throughout this Subscription Agreement, the following capitalized terms used in this Subscription Agreement have the following meanings:

“1933 Act” means the United States Securities Act of 1933, as amended;

“1934 Act” means the United States Securities Exchange Act of 1934, as amended;

“Accredited Investor Status Certificate” means the accredited investor status certificate in the form attached hereto as Schedule “A”;

“Agency Agreement” means the agency agreement to be entered into between the Corporation and the Agents;

“Agents” has the meaning ascribed thereto on page 1 of this Subscription Agreement;

“Agents’ Warrants” has the meaning ascribed thereto in Section 13 of this Subscription Agreement;

“Agents’ Warrant Shares” has the meaning ascribed thereto in Section 13 of this Subscription Agreement;

“beneficial purchaser” means a person for whom the Subscriber is acting in purchasing the Units who will be the beneficial owner of the Securities within the meaning attributed to it by Rule 13d-3 adopted by the SEC under the 1934 Act;

“beneficial ownership” has the meaning attributed to it by Rule 13d-3 adopted by the SEC under the 1934 Act;

“BC Act” means the Securities Act (British Columbia);

“Business Day” means any day except Saturday, Sunday or a statutory holiday in Vancouver, British Columbia or Toronto, Ontario;

“Closing” means the closing on the Closing Date of the transaction of purchase and sale of the Units as contemplated by this Subscription Agreement and the Agency Agreement;

“Closing Date” means June 14, 2011, or such later date as may be agreed to by the Agents and the Corporation;

“Closing Time” means 8:00 a.m. (Vancouver time) or such other time as the Agents and the Corporation may agree;

“Commissions” has the meaning ascribed thereto in Section 20 of this Subscription Agreement;

“Common Share” has the meaning ascribed thereto on page 3 of this Subscription Agreement;

“Corporation” has the meaning ascribed thereto on page 1 of this Subscription Agreement;

“EDGAR” means the SEC’s electronic data gathering and retrieval system;

“Exchange” has the meaning ascribed thereto on page 3 of this Subscription Agreement;

“International Jurisdiction” has the meaning ascribed thereto in Section 7(f)(i) of this Subscription Agreement;

“NI 45-106” means National Instrument 45-106 – Prospectus and Registration Exemptions;

“Offering” has the meaning ascribed thereto on page 1 of this Subscription Agreement;

“OTCBB” means the OTC Bulletin Board;

“PCMLTFA” has the meaning ascribed thereto in Section 5 of this Subscription Agreement;

“Public Record” means the registration statements, prospectuses, annual reports, quarterly reports, proxy statements, current reports, press releases and any other documents or reports filed by the Corporation on SEDAR or with the SEC on EDGAR during the 18 months preceding the date hereof;

“Registration Rights Agreement” means the registration rights agreement that the Corporation will enter into at the Closing with all subscribers in the Offering, including the Subscriber, substantially in the form attached as Schedule “E” to this Subscription Agreement, pursuant to which the Corporation will agree to file, make effective and maintain the effectiveness of the Registration Statement on the terms and conditions set forth in such agreement;

“Registration Statement” means a registration statement on Form S-1, or a successor form under the 1933 Act to register for resale the Shares and the Warrant Shares;

“Regulation D” means Regulation D adopted by the SEC under the 1933 Act;

“Regulation S” means Regulation S adopted by the SEC under the 1933 Act;

“SEC” means the United States Securities and Exchange Commission;

“Securities” has the meaning ascribed thereto on page 1 of this Subscription Agreement;

“Securities Laws” means the securities laws, regulations, rules, rulings and orders and the blanket rulings and policies and written interpretations of, and multilateral or national instruments adopted by, the Securities Regulators and the policies and rules of any applicable stock exchange or quotation or stock reporting system, including the Exchange and the OTCBB;

“Securities Regulators” means the securities commissions or other securities regulatory authorities of all of the Selling Jurisdictions or the relevant Selling Jurisdiction as the context so requires;

“SEDAR” means the System for Electronic Document Analysis and Retrieval operated by CDS, Inc.;

“Selling Jurisdictions” means all of the Provinces of Canada, the United States, the state of the United States in which the Subscriber is resident, if applicable, and any other jurisdictions which are agreed to by the Corporation and the Agents; and

“Selling Jurisdiction” means, in the case of any Subscriber, the jurisdiction(s) in which such Subscriber is resident;

“Shares” has the meaning ascribed thereto on page 1 of this Subscription Agreement;

“Subscriber” has the meaning ascribed thereto on page 1 of this Subscription Agreement;

“Subscription Agreement” means this subscription agreement and the schedules attached hereto;

“Subscription Price” has the meaning ascribed thereto on page 1 of this Subscription Agreement;

”Units” has the meaning ascribed thereto on page 1 of this Subscription Agreement;

“United States” means the United States, as that term is defined in Rule 902 of Regulation S;

“U.S. Accredited Investor” means an “accredited investor” as defined in Rule 501 of Regulation D;

“U.S. Accredited Investor Status Certificate” means the accredited investor status certificate in the form attached hereto as Schedule “B”;

“U.S. Affiliates” has the meaning ascribed thereto on page 1 of this Subscription Agreement;

“U.S. Person” means a U.S. person as that term is defined in Rule 902 of Regulation S;

“U.S. Subscriber” means (a) any person purchasing the Units in the United States, (b) any U.S. Person, (c) any person purchasing the Units on behalf of any person in the United States or any U.S. Person, (d) any person that receives or received an offer for the Units while in the United States, or (e) any person that is in the United States at the time the buy order was made or this Subscription Agreement was executed;

“Warrant” has the meaning ascribed thereto on page 1 of this Subscription Agreement; and

“Warrant Share” has the meaning ascribed thereto on page 1 of this Subscription Agreement.

2.        Delivery and Payment. The Subscriber agrees to deliver by no later than 1:00 p.m. (Vancouver time) on June 7, 2011, to National Bank Financial, Attn: Nathalie Coriat (nathalie.coriat@nbf.ca), as applicable, the following:

(a)	a completed and duly executed copy of this Subscription Agreement and the Registration Rights Agreement;

(b)	if the Subscriber is purchasing less than CDN$150,000, a completed and duly executed copy of the Accredited Investor Status Certificate which is attached hereto as Schedule “A”;

(c)	if the Subscriber is a U.S. Subscriber, a completed and duly executed copy of the U.S. Accredited Investor Status Certificate which is attached hereto as Schedule “B”;

(d)	if applicable, a completed and duly executed copy of the Corporate Placee Registration Form (Form 4C) which is attached hereto as Schedule “C”;

(e)	all other documents as may be required by the Securities Laws or reasonably requested by the Agents, the U.S. Affiliates or the Corporation; and

(f)

unless other arrangements acceptable to the Agents are made, a certified cheque, bank draft or other form of payment in immediately available funds payable to either of the Agents or such other person as the Agents shall direct the Subscriber, representing the Subscription Price payable by the Subscriber for the Units set out on the second page of this Subscription Agreement.

3.        Closing. The Closing will be held at the offices of the Corporation’s legal counsel, Clark Wilson LLP, at 885 West Georgia Street, Suite 800, Vancouver, British Columbia at the Closing Time on the Closing Date, all in accordance with this Subscription Agreement and the Agency Agreement. If, on or prior to the Closing Time, the terms and conditions contained in this Subscription Agreement and the Agency Agreement have been complied with to the satisfaction of the Agents, or waived by the Agents, the Agents shall deliver to the Corporation all completed Subscription Agreements and payment of the aggregate Subscription Price for all of the Units sold pursuant to the Agency Agreement against delivery by the Corporation, of certificates representing the Shares and Warrants comprising the Units and such other documentation as may be required pursuant to the Subscription Agreement and the Agency Agreement. For greater certainty, delivery of the certificates representing the Shares and Warrants shall be made by the Corporation to the Agents in the city of Vancouver, British Columbia at the Closing Time. If, prior to the Closing Time, the terms and conditions contained in this Subscription Agreement (other than delivery by the Corporation to the Subscriber of certificates representing the Shares and Warrants comprising the Units) and the Agency Agreement have not been complied with to the satisfaction of the Agents, or waived by them, the Agents, the Corporation and the Subscriber will have no further obligations under this Subscription Agreement.

            The Subscriber acknowledges that the certificates representing Shares and Warrants will be available for delivery upon Closing provided that the Subscriber has satisfied the requirements of Section 2 hereof and the Corporation has accepted this Subscription Agreement.

            The Subscriber acknowledges and agrees that Clark Wilson LLP has acted as counsel only to the Corporation and Cassels Brock & Blackwell LLP and SecuritiesLawUSA, PC have acted as counsel only to the Agents and the U.S. Affiliates and none are protecting the rights and interests of the Subscriber. The Subscriber acknowledges and agrees that the Corporation, Clark Wilson LLP, Cassels Brock & Blackwell LLP, SecuritiesLawUSA, PC, the Agents and the U.S. Affiliates have given the Subscriber the opportunity to seek, and have recommended that the Subscriber obtain, independent legal advice with respect to the subject matter of this Subscription Agreement and, further, the Subscriber hereby represents and warrants to the Corporation, Clark Wilson LLP, Cassels Brock & Blackwell LLP, SecuritiesLawUSA, PC, the Agents and the U.S. Affiliates that the Subscriber has sought independent legal advice or it hereby waives such advice.

4.        Certain Subscriber Acknowledgements. The Subscriber acknowledges and agrees (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Subscriber is contracting hereunder) with the Corporation, the Agents and the U.S. Affiliates (which acknowledgements and agreements shall survive the Closing) that:

(a)

no securities commission, agency, governmental authority, regulatory body, stock exchange or other entity has made any finding or determination as to the merit of an investment in, nor have any such agencies or governmental authorities, regulatory bodies, stock exchanges or other entities made any recommendation or endorsement with respect to, the Securities;

(b)

the offer, sale and delivery of the Units is conditional upon such being exempt from the prospectus requirements and any requirement to deliver an offering memorandum in connection with the distribution of the Units under the Securities Laws or upon the issuance of such orders, consents or approvals as may be required to permit such sale without a prospectus;

(c)

the Securities are subject to resale restrictions under the Securities Laws and are otherwise subject to all of the terms, conditions and provisions of the Agency Agreement and the Subscriber (and, if applicable, others for whom it is contracting hereunder) will comply with all relevant Securities Laws concerning any resale of the Securities and will consult with its legal advisors with respect to complying with all restrictions applying to such resale;

(d)

the financial statements of the Corporation have been prepared in accordance with generally accepted accounting principles of the United States, which differ in some respects from generally accepted accounting principles of Canada, and thus may not be comparable to financial statements of Canadian companies;

(e)

no prospectus or offering memorandum within the meaning of the Securities Laws has been delivered to or summarized for or seen by the Subscriber (and, if applicable, others for whom it is contracting hereunder) in connection with the Offering and the Subscriber (and, if applicable, others for whom it is contracting hereunder) is not aware of any prospectus or offering memorandum having been prepared by the Corporation;

(f)

in purchasing the Units, the Subscriber (and, if applicable, others for whom it is contracting hereunder) has relied solely upon the Public Record relating to the Corporation and this Subscription Agreement, and not upon any verbal or written representation as to any fact or otherwise made by or on behalf of the Corporation, the Agents, the U.S. Affiliates or any employee, agent or affiliate thereof or any other person associated therewith. The Agents, the U.S. Affiliates and their respective directors, officers, employees, agents and representatives, and the Corporation’s counsel, assume no responsibility or liability of any nature whatsoever for the accuracy or adequacy of the Public Record upon which the Subscriber’s investment decision has been made or as to whether all information concerning the Corporation required to be disclosed by the Corporation has been disclosed. The Subscriber, on its own behalf and on behalf of others for whom the Subscriber is contracting hereunder, has acknowledged that the decision to purchase the Units was made on the basis of the Public Record and this Subscription Agreement and the Agents’ counsel and the Corporation’s counsel are entitled to the benefit of this section;

(g)	the Units are being offered for sale on a “private placement” basis;

(h)

none of the Securities have been registered under the 1933 Act or the securities laws of any state, and the Securities may not be offered or sold, directly or indirectly, in the United States or to, or for the account or benefit of, a U.S. Person or a person in the United States unless registered under the 1933 Act and the securities laws of all applicable states or unless an exemption from such registration requirements is available;

(i)

hedging transactions involving the Securities may not be conducted unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable Securities Laws;

(j)

in accepting this Subscription Agreement, the Corporation, the Agents and the U.S. Affiliates are relying upon the representations and warranties and acknowledgements of the Subscriber set out herein including, without limitation, in connection with determining the eligibility of the Subscriber or, if applicable, the eligibility of others on whose behalf the Subscriber is contracting hereunder to purchase Units under the Securities Laws. The Subscriber hereby agrees to notify the Corporation, the Agents and the U.S. Affiliates immediately of any change in any representation, warranty, covenant or other information relating to the Subscriber or the beneficial purchaser contained in this Subscription Agreement which takes place prior to Closing;

(k)	no documents in connection with the sale of the Securities hereunder have been reviewed by any Securities Regulators;

(l)	there is no government or other insurance covering the Securities;

(m)	there are risks associated with the purchase of the Securities;

(n)

the Subscriber will indemnify and hold harmless the Corporation, the Agents and the U.S. Affiliates and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Subscription Agreement or in any document furnished by the Subscriber to the Corporation in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Corporation in connection therewith;

(o)

the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Corporation is not in any way responsible) for compliance with:

(i) any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder; and

(ii) applicable resale restrictions;

(p)

the statutory and regulatory basis for the exemption claimed for the offer and sale of the Securities, although in technical compliance with Regulation S, would not be available if the Offering is part of a plan or scheme to evade the registration provisions of the 1933 Act;

(q)

the Securities are subject to the terms, conditions and provisions of this Subscription Agreement (including the schedules hereto), the constating documents of the Corporation and the Agency Agreement;

(r)

the Warrants are non-transferable, and the certificates evidencing the Shares and Warrants will bear a legend, and the Warrant Shares may bear a legend, regarding restrictions on transfer as required pursuant to applicable Securities Laws as set out in Section 8 of this Subscription Agreement;

(s)

the Subscriber consents to the Corporation making a notation on its records or giving instructions to any transfer agent of the Securities in order to implement the restrictions on transfer set forth and described herein and the Corporation will refuse to register any transfer of the Securities not made in accordance with Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an exemption from the registration requirements of the 1933 Act and any applicable state or other law;

(t)	the Agents will each receive a commission (including Agents’ Warrants) with respect to this Offering as set out in Section 13 of this Subscription Agreement;

(u)

the Corporation has advised the Subscriber, through the Agents or the U.S. Affiliates, that the Corporation is relying on an exemption from the requirements to provide the Subscriber with a prospectus under the Securities Laws or other applicable securities legislation and, as a consequence of acquiring Units pursuant to this exemption: (i) certain protections, rights and remedies provided by the Securities Laws or other applicable securities legislation including statutory rights of rescission or damages, will not be available to the Subscriber, (ii) the common law may not provide the Subscriber with an adequate remedy in the event that it suffers investment losses in connection with securities acquired in the Offering, (iii) the Subscriber may not receive information that would otherwise be required to be given under the Securities Laws, and (iv) the Corporation is relieved from certain obligations that would otherwise apply under the Securities Laws;

(v)	no person has made to the Subscriber any written or oral representations:

	(i)	that any person will resell or repurchase the Subscriber’s Securities;

	(ii)	that any person will refund the purchase price of the Subscriber’s Securities; or

	(iii)	as to the future price or value of any of the Subscriber’s Securities; and

(w)

the Subscriber acknowledges that the Corporation, at the Closing, will enter into the Registration Rights Agreement with the Subscriber and the other subscribers in the Offering; that the Corporation will undertake in the Registration Rights Agreement to use best commercially reasonable efforts to file and make effective the Registration Statement within four months after the Closing Date and thereafter to keep the Registration Statement effective in accordance with the terms and conditions of the Registration Rights Agreement; and that, when the Registration Statement is effective and available for use, the Subscriber will be permitted to resell without further restriction under the 1933 Act the Shares and Warrant Shares acquired by the Subscriber in the Offering.

5.        Conditions of Closing. It is a condition of Closing that (i) all documents required to be completed and signed in accordance with Section 2 hereof be received prior to the Closing Date, (ii) the Corporation will have obtained all necessary approvals and consents, including regulatory approvals, (iii) the issue and sale of the Units be exempt from the requirement to file a prospectus and any requirement to deliver an offering memorandum under applicable Securities Laws relating to the sale of the Units, or the Corporation will have received such orders, consents or approvals as may be required to permit such sale without the requirement to file a prospectus or deliver an offering memorandum; and (iv) the Corporation will have obtained conditional approval of the Exchange for the listing of the Shares, the Warrant Shares and the Agents’ Warrant Shares.

The Subscriber acknowledges and agrees that the Agents and/or the Corporation may be required to provide the Securities Regulators or other authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) with a list setting forth the identities of the beneficial purchasers of the Units. Notwithstanding that the Subscriber may be purchasing Units as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Agents, the U.S. Affiliates and/or the Corporation in order to comply with the foregoing.

6.        Acceptance of Offer to Purchase. The acceptance by the Corporation of the Subscriber’s irrevocable offer to purchase the Units shall constitute an agreement by the Corporation with the Subscriber that the Subscriber shall have, in respect of such Units, the benefits of the representations, warranties and covenants made by the Corporation, and the conditions of Closing not waived by the Agents, contained in the Agency Agreement. Such representations, warranties and covenants shall form an integral part of this Subscription Agreement and shall survive the Closing and shall continue in full force and effect for the benefit of the Subscriber for a period of thirty (30) months after the Closing in accordance with the Agency Agreement.

7.        Representations, Warranties, Acknowledgements and Covenants. The Subscriber hereby represents and warrants to, and covenants with (on its own behalf and, if applicable, on behalf of those for whom the Subscriber is contracting hereunder) the Corporation, the Agents and the U.S. Affiliates (and acknowledges that the Corporation and the Agents are relying on them), which representations, warranties and covenants shall survive the Closing, that as at the execution date of this Subscription Agreement and the Closing Date:

(a)

the Subscriber and any beneficial purchaser for whom it is acting is resident in, or if not an individual, has its head office in, the jurisdiction set out on the execution page of this Subscription Agreement, such address was not created and is not used solely for the purpose of acquiring the Securities and the Subscriber was solicited to purchase in such jurisdiction;

(b)	the Subscriber complies with one of the following:

(i)	the Subscriber is an “accredited investor” within the meaning of NI 45-106 and:

A.

is either purchasing the Securities (I) as principal and not for the benefit of any other person, or is deemed under NI 45-106 to be purchasing the Securities as principal, or (II) as agent for a beneficial purchaser disclosed in this Subscription Agreement, and is an agent or trustee with proper authority to execute all documents required in connection with the purchase of the Securities on behalf of such disclosed beneficial purchaser and such disclosed beneficial purchaser for whom the Subscriber is contracting hereunder is purchasing as principal and not for the benefit of any other person, or is deemed under NI 45- 106 to be purchasing the Securities as principal, and such disclosed beneficial purchaser is an “accredited investor” within the meaning of NI 45-106;

B.

if the Subscriber is, or the beneficial purchaser for whom the Subscriber is contracting hereunder is, as the case may be, a person, other than an individual or investment fund, that has net assets of at least CDN$5,000,000, the Subscriber was not, or the beneficial purchaser for whom the Subscriber is contracting hereunder was not, as the case may be, created or used solely to purchase or hold securities as an accredited investor; and

C.	the Subscriber has concurrently executed and delivered a certificate in the form attached as Schedule “A” hereto; or

(ii)	the Subscriber is purchasing as principal and has purchased that number of Units having an acquisition cost to the Subscriber of not less than CDN$150,000 to be paid in cash on the Closing Date;

(c)

the Subscriber is not a person created, or used solely, to purchase or hold the Units in order to comply with an exemption from the prospectus requirements of Securities Laws and if the Subscriber is not an individual, it pre-existed the Offering and has a bona fide purpose other than investment in the Units;

(d)

the Subscriber will only offer, sell or otherwise transfer the Securities pursuant to an effective registration statement under the 1933 Act or pursuant to an exemption from the registration requirements imposed by the 1933 Act and in compliance with applicable state Securities Laws (and, in each case where there is no effective registration statement, only if an opinion of counsel of recognized standing reasonably satisfactory to the Corporation has been provided to the Corporation to that effect, if applicable);

(e)

the Subscriber acknowledges and agrees that the Securities will be “restricted securities” within the meaning of Rule 144(a)(3) under the 1933 Act and will remain “restricted securities” notwithstanding any resale within or outside the United States unless the sale is completed pursuant to an effective registration statement under the 1933 Act or is made in compliance with the exemption from registration provided by Rule 144 promulgated under the 1933 Act;

(f)

the Subscriber has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person, or anyone else, the Securities or any part thereof, or any interest therein, and has no present plans to enter into any such contract, undertaking, agreement or arrangement;

(g)	if the Subscriber is not a U.S. Subscriber and unless the Subscriber has made the representations set forth below in Section 7(e) hereof and has completed Schedule “B” attached hereto:

	(i)	the Subscriber is not a person in the United States or a U.S. Person and is not acquiring the Securities for the account or benefit of any person in the United States or any U.S. Person;

	(ii)	the Subscriber did not receive an offer to buy or sell the Securities in the United States;

	(iii)	at the time the buy order for the Securities was originated, the Subscriber was outside the United States and this Subscription Agreement was not executed or delivered in the United States; and

(iv)

the Subscriber has not acquired the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities, which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Shares or the Warrant Shares pursuant to registration of any of the Shares or the Warrant Shares pursuant to the 1933 Act and any applicable securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(v)

the Subscriber understands and agrees that offers and sales of any of the Securities prior to the expiration of the period specified in Regulation S (such period hereinafter referred to as the “Distribution Compliance Period”), which Distribution Compliance Period is, as at the date of this Subscription Agreement, six months as the class of Common Shares is registered under the 1934 Act, shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or pursuant to an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable Securities Laws and in the case of an offer or sale pursuant to an exemption from the registration provisions of the 1933 Act, the Corporation may require, as a condition of granting its consent, a legal opinion of a firm reasonably acceptable to the Corporation confirming that the sale is not subject to the registration requirements of the 1933 Act;

(vi)

the Subscriber understands and agrees not to engage in any hedging transactions involving any of the Securities unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable Securities Laws;

(vii)

except as otherwise permitted by Regulation S, the Subscriber agrees that it will not, during the Distribution Compliance Period, act as a distributor (as such term is defined in Regulation S), either directly or through any affiliate, or sell, transfer, hypothecate or otherwise convey the Securities other than to or for the account or benefit of a non-U.S. Person;

(h)	if the Subscriber is a U.S. Subscriber, then:

(i)

the Subscriber understands and acknowledges that the Securities have not been registered under the 1933 Act or any state securities laws and that the sale of the Units contemplated hereby is being made to a limited number of U.S. Accredited Investors in transactions not requiring registration under the 1933 Act; accordingly the Securities are “restricted securities” within the meaning of Rule 144(a)(3) under the 1933 Act;

(ii)

the Subscriber acknowledges that the Corporation has not registered the offer and sale to the Subscriber of the Securities under the 1933 Act and until the Registration Statement (which will register resales by the Subscriber of the Shares and Warrant Shares) becomes effective, the Subscriber acknowledges that there may be substantial restrictions on the transferability of, and that it may not be possible to liquidate its investment readily in, the Shares or the Warrant Shares;

(iii)

the Subscriber is a U.S. Accredited Investor and acknowledges that it is acquiring the Units as an investment for its own account or for the account of a U.S. Accredited Investor as to which it exercises sole investment discretion and not with a view to any resale, distribution or other disposition of the Units in violation of the federal or state securities laws of the United States and the Subscriber has concurrently executed and delivered a certificate in the form attached as Schedule “B” hereto. The Subscriber acknowledges that it will be required to confirm its status as a U.S. Accredited Investor and make similar representations to those contained in this Section 7(e) at the time of exercise of any Warrants;

(iv)

the Subscriber understands and agrees that there may be material tax consequences to it of an acquisition, holding or disposition of the Securities. The Corporation and the Agents give no opinion and make no representation with respect to the tax consequences under United States, state, local or foreign tax law of the acquisition, holding or disposition of such securities, and the Subscriber acknowledges that it is solely responsible for determining the tax consequences of its investment;

(v)

the Subscriber understands that none of the Shares or the Warrant Shares may be sold or transferred in the United States or to a U.S. Person prior to the Registration Statement becoming effective unless an exemption is available from the registration requirements of the 1933 Act and any other applicable Securities Laws;

(vi)

the Subscriber understands that if it decides to offer, sell, pledge or otherwise transfer the Shares or the Warrant Shares, such securities may be offered, sold or otherwise transferred only: (A) to the Corporation; (B) pursuant to an effective registration statement under the 1933 Act, (C) in accordance with Rule 144 under the 1933 Act, if available, and in compliance with applicable state Securities Laws, (D) in accordance with the provisions of Regulation S, if available, or (E) in a transaction that does not otherwise require registration under the 1933 Act or any other applicable Securities Laws and in the case of an offer or sale pursuant to an exemption from the registration requirements of the 1933 Act, the Corporation may require, as a condition of granting its consent, a legal opinion of a firm reasonably acceptable to the Corporation confirming that the sale is not subject to the registration requirements of the 1933 Act; and

(vii)

the purchase of the Units has not been made through or as a result of any general solicitation or general advertising (as such terms are defined in Rule 502(c) of Regulation D), any press release, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising and the distribution of the Units has not been accompanied by any advertisement, including, without limitation, in printed public media, radio, television or telecommunications, including electronic display or as part of a general solicitation;

(i)	if the Subscriber is resident outside of Canada and the United States, the Subscriber:

(i)

is knowledgeable of, or has been independently advised as to, the applicable Securities Laws of the Securities Regulators having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the acquisition of the Subscriber’s Units;

(ii)

the Subscriber is purchasing the Units pursuant to exemptions from prospectus or equivalent requirements under applicable Securities Laws or, if such is not applicable, the Subscriber is permitted to purchase the Units under the applicable Securities Laws of the Securities Regulators in the International Jurisdiction without the need to rely on any exemptions;

(iii)

the applicable Securities Laws of the authorities in the International Jurisdiction do not require the Corporation to make any filings or seek any approvals of any kind whatsoever from any Securities Regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Subscriber’s Units; and

(iv)	the purchase of the Subscriber’s Units by the Subscriber does not trigger:

A.	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

B.	any continuous disclosure reporting obligation of the Corporation in the International Jurisdiction; and

the Subscriber will, if requested by the Corporation or the Agents, deliver to the Corporation and the Agents a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (iii), (iv) and (v) above to the satisfaction of the Corporation, acting reasonably;

(j)

neither the Subscriber nor any party on whose behalf it is acting has been created or is being used primarily to permit the purchase of the Units without a prospectus in reliance on an exemption from the prospectus requirements of applicable securities legislation;

(k)

if the Subscriber is an individual, the Subscriber has attained the age of majority and is legally competent to execute this Subscription Agreement and to take all actions required pursuant hereto and if the Subscriber is not an individual, this Subscription Agreement has been duly and validly authorized, executed and delivered by the undersigned and if the Subscriber is a corporation, it has been duly incorporated and validly exists under the laws of its jurisdiction of incorporation or continuance and that this Subscription Agreement has been duly and validly authorized by all necessary corporate action;

(l)	this Subscription Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber;

(m)

the entering into of this Subscription Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which it is or may be bound or the termination of any such agreement;

(n)

the Subscriber is capable of assessing and evaluating the risks and merits of this investment as a result of the Subscriber’s financial, investment or business experience or as a result of advice received from a registered person other than the Corporation or an affiliate thereof, and the Subscriber or, where it is not purchasing as principal, each beneficial purchaser is able to bear the economic loss of its investment;

(o)

the delivery of this Subscription Agreement, the acceptance of it by the Corporation and the issuance of the Securities to the Subscriber complies with all applicable laws of the Subscriber’s jurisdiction of residence or domicile and all other applicable laws and will not cause the Corporation to become subject to or comply with any disclosure, prospectus or reporting requirements under any such applicable laws;

(p)

the Subscriber is not a “control person” of the Corporation as defined in the applicable Securities Laws, will not become a “control person” by virtue of this purchase of any of the Securities, and does not intend to act in concert with any other person to form a control group of the Corporation;

(q)	neither the Subscriber nor any party on whose behalf it is acting is an investment club;

(r)

the Subscriber (or, if applicable, others for whom it is contracting hereunder) has been advised to consult its own legal and tax advisors with respect to applicable resale restrictions and tax considerations, and it (or, if applicable, others for whom it is contracting hereunder) is solely responsible for compliance with applicable resale restrictions and applicable tax legislation;

(s)

the Subscriber has no knowledge of a “material fact” or “material change” (as those terms are defined in the applicable Securities Laws) in the affairs of the Corporation that has not been generally disclosed to the public, save knowledge of this particular transaction;

(t)

the Subscriber will execute and deliver within the approved time periods, all documentation as may be required by applicable Securities Laws and any other applicable law to permit the purchase of the Units on terms herein set forth;

(u)

if required by applicable Securities Laws or any other applicable law, the Subscriber will execute, deliver, file and otherwise assist the Corporation and the Agents in filing such reports, undertakings and other documents with respect to the issuance of the Units as may be required;

(v)

other than the Agents, the U.S. Affiliates and the soliciting dealer group members, if any, there is no person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee and if any person establishes a claim that any fee or other compensation is payable in connection with this subscription for the Units, the Subscriber covenants to indemnify and hold harmless the Corporation, the Agents and the U.S. Affiliates with respect thereto and with respect to all costs reasonably incurred in the defence thereof;

(w)	the Subscriber (and, if applicable, others for whom it is contracting hereunder) is not:

	(i)	a licensed broker or dealer in the United States,

	(ii)	an affiliate of a licensed broker or dealer in the United States,

	(iii)	acting as an underwriter (as that term is defined in Section 2(11) of the 1933 Act) in respect of the Shares, the Warrants or the Warrant Shares, or

	(iv)	an affiliate of any person that is acting as an underwriter (as that term is defined in Section 2(11) of the 1933 Act) in respect of the Shares, the Warrants or the Warrant Shares; and

(x)

the funds representing the Subscription Price which will be advanced by the Subscriber to the Corporation hereunder will not represent proceeds of crime for the purposes of PCMLTFA and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA. To the best of the Subscriber’s knowledge (a) none of the subscription funds to be provided by the Subscriber (i) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (b) the Subscriber shall promptly notify the Corporation if the Subscriber discovers that any of such representations ceases to be true, and to provide the Corporation with appropriate information in connection therewith.

8.        Legends.

(a)	Shares:

(i)

the Subscriber acknowledges that, in addition to the other legends that may be required by Securities Laws, the certificates representing the Shares will bear the following legend mandated by Canadian Securities Laws:

CANADIAN LEGEND:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT THE DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE CLOSING DATE].”;

and, if applicable, the following Exchange legend:

TSX VENTURE EXCHANGE LEGEND:

“WITHOUT PRIOR WRITTEN APPROVAL OF THE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL [INSERT THE DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE CLOSING DATE].”

provided that subsequent to the expiry of such period, the certificate representing such securities may be exchanged for a certificate not bearing these legends.

The certificates representing the Shares will also bear the following legend mandated by the U.S. Securities Laws:

U.S. LEGEND:

“THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.”

(b)	Warrants:

	(i)	the Subscriber acknowledges that, in addition to the other legends that may be required by Securities Laws, the certificates representing the Warrants will bear the following legend:

“THESE WARRANTS ARE NOT TRANSFERABLE.”

In addition, the certificates representing the Warrants will bear the following legend mandated by the U.S. securities laws:

“THESE WARRANTS AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND, ACCORDINGLY, THE SECURITIES ISSUABLE UPON EXERCISE OF THESE WARRANTS MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. THESE WARRANTS MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR PERSON IN THE UNITED STATES UNLESS THE SECURITIES ISSUABLE UPON EXERCISE OF THESE WARRANTS HAVE BEEN REGISTERED UNDER THE 1933 ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

(c)	Warrant Shares:

(i)

the Subscriber acknowledges that, in addition to the other legends that may be required by Securities Laws, the certificates representing any Warrant Shares issued upon exercise of Warrants on or before the date that is four months and one day after the Closing Date will bear the following legend mandated by Canadian Securities Laws:

CANADIAN LEGEND:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT THE DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE CLOSING DATE].”

and, if applicable, the following Exchange legend:

TSX VENTURE EXCHANGE LEGEND:

“WITHOUT PRIOR WRITTEN APPROVAL OF THE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL [INSERT THE DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE CLOSING DATE].”

provided that subsequent to the expiry of such period, the certificate representing such securities may be exchanged for a certificate not bearing these legends.

In addition, unless the Registration Statement relating to the Warrant Shares has been declared effective and the Subscriber executes and delivers to the Corporation such written undertakings as the Corporation and its counsel may reasonably require in order to ensure full compliance with relevant provisions of the 1933 Act, the certificates representing any Warrant Shares issued upon exercise of the Warrants will bear the following legend mandated by the U.S. securities laws:

U.S. LEGEND:

“THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.”

9.        Representations, Warranties and Covenants of the Corporation. The Corporation hereby represents, warrants, covenants and agrees with the Subscriber as follows:

(a)

the Subscriber shall have the benefit of the representations and warranties made by the Corporation in the Agency Agreement (save and except as waived by the Agents) as if such representations and warranties were made by the Corporation in this Subscription Agreement;

(b)	the Corporation will promptly comply with all filing and other requirements under all applicable Securities Laws in connection with the Offering;

(c)	on the Closing Date, the Corporation will have taken all necessary steps to duly and validly create and issue the Shares and the Warrants (and the Warrant Shares issuable upon exercise thereof);

(d)	the net proceeds of the Offering will be used to expand the Corporation’s sales and marketing efforts, for working capital and general corporate purposes; and

(e)	the Corporation will comply with all of the covenants and obligations under the Registration Rights Agreement.

10.      Acknowledgements. The Subscriber acknowledges and agrees that the foregoing representations and warranties are made by it with the intention that they may be relied upon by the Corporation, its legal counsel, the Agents, the U.S. Affiliates and their respective legal counsel in determining its eligibility or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Units under applicable Securities Laws. The Subscriber further agrees that by accepting delivery of the Shares and the Warrants on the Closing Date or by having the Agents accept delivery of the Shares and the Warrants on its behalf, it shall be representing and warranting that the foregoing representations and warranties are true and correct as at the Closing Time with the same force and effect as if they had been made by the Subscriber at the Closing Time and that they shall survive the purchase by the Subscriber of the Units and still continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of the Securities. The Corporation, the Agents and their respective legal counsels shall be entitled to rely on the representations and warranties of the undersigned contained in this Subscription Agreement, and the Subscriber shall indemnify and hold harmless the Corporation, its legal counsel and the Agents and their respective legal counsel for any loss, costs or damages any of them may suffer as a result of any misrepresentations or any breach or failure to comply with any covenant or agreement herein of the undersigned.

11.      Indemnity. The Corporation shall indemnify, defend and hold the Subscriber (which term shall, for the purposes of this section, include the Subscriber or its shareholders, managers, partners, directors, officers, members, employees, direct or indirect investors, agents and affiliates and assignees and the stockholders, partners, directors, members, managers, officers, employees direct or indirect investors and agents of such affiliates and assignees) harmless against any and all liabilities, loss, cost or damage, together with all reasonable costs and expenses related thereto (including reasonable legal and accounting fees and expenses), arising from, relating to, or connected with an untrue, inaccurate or breached statement, representation, warranty or covenant of the Corporation contained herein or in the Agency Agreement, as the case may be. The Corporation undertakes to the Subscriber to notify the Agents immediately of any change in any representation, warranty or other material information relating to the Corporation set forth in this Subscription Agreement which takes place prior to the Closing Time.

12.      Appointment of Agents. The Subscriber, on its own behalf (or, if applicable, on behalf of others for whom the Subscriber is contracting hereunder), hereby:

(a)

irrevocably authorizes the Agents, in their sole discretion, to act as the Subscriber’s representative at the Closing, to receive certificates representing the Subscriber’s Shares and Warrants and to execute in its name and on its behalf all closing receipts and documents required, including the Registration Rights Agreement;

(b)

irrevocably authorizes the Agents to negotiate and settle the form of any agreements to be entered into in connection with this transaction, including the Registration Rights Agreement, and to correct errors and omissions of an administrative nature in order to give effect to this Subscription Agreement and to extend the time for compliance with, any of the representations, warranties, covenants or closing conditions under this Subscription Agreement, the Agency Agreement or the Registration Rights Agreement in such manner and on such terms and conditions as the Agents may determine, acting reasonably, without in any way adversely affecting the Subscriber’s obligations or the obligations of such other subscribers hereunder or to exercise any rights of termination contained in the Agency Agreement;

(c)

acknowledges and agrees that the Agents and the Corporation may vary, amend, alter or waive, in whole or in part, one or more of the conditions or covenants set forth in this Subscription Agreement, the Agency Agreement or the Registration Rights Agreement in such manner and on such terms and conditions as they may determine, acting reasonably, upon the Subscriber’s prior written consent, such consent not to be unreasonably withheld, except the Agents and the Corporation may extend the Closing Date or increase the maximum amount of the Offering without additional consent from the Subscriber; and

(d)

irrevocably authorizes the Agents to swear, accept, execute, file and record any documents (including receipts) necessary to accept delivery of the certificates representing the Shares and the Warrants on the Closing and to terminate this subscription on behalf of the Subscriber pursuant to the terms of the Agency Agreement.

13.      Compensation of Agents.

(a)	The Subscriber understands that, in connection with the issue and sale of Units pursuant to the Offering, the Agents will receive from the Corporation on Closing:

	(i)	a commission equal to 7% of the gross proceeds from the sale of the Units, payable in cash; and

(ii)

non-transferable Agents’ Warrants (the “Agents’ Warrants”) entitling the Agents to purchase that number of Common Shares (“Agents’ Warrant Shares”) equal to 7% of the number of Units sold by the Agents, at an exercise price of CDN$1.75 per Agents’ Warrant Share for a period of eighteen (18) months following the Closing Date.

(b)

No other fee or commission is payable by the Corporation in connection with the completion of the Offering. However, the Corporation will pay certain fees and expenses of the Agents in connection with the Offering as set out in the Agency Agreement.

14.      Nature of Subscription. This subscription is irrevocable except that the Subscriber reserves the right to withdraw this subscription and to terminate its obligations hereunder at any time before the Closing Date if the Agents terminate their obligations with respect to this Offering under the Agency Agreement, and the Subscriber hereby appoints the Agents as its agents for the purpose of notifying the Corporation of the withdrawal or termination of this subscription.

15.     Delivery of Securities. The Subscriber hereby authorizes and directs the Corporation and the Agents to deliver certificates representing the Shares and the Warrants to be issued to such Subscriber pursuant to this Subscription Agreement either (a) to the residential or business address indicated in this subscription or (b) directly to the Subscriber’s account, if any, maintained with the Agents.

16.      Return of Subscription Funds. The Subscriber hereby authorizes and directs the Corporation and the Agents to return any funds for unaccepted subscriptions to the same account from which the funds were drawn, without interest or penalty, including any customer account maintained with the Agents.

17.      Acceptance of Subscription. This subscription may be accepted in whole or in part by the Corporation at its sole discretion and the right is reserved to the Corporation at its sole discretion and with the approval of the Agents to allot to any Subscriber less than the amount of Units subscribed for. Confirmation of acceptance or rejection of this subscription will be forwarded to the Subscriber promptly after the acceptance or rejection of the subscription by the Corporation. If this subscription is rejected in whole, the funds delivered by the Subscriber to the Agents representing the purchase price for the Units subscribed for herein will be promptly returned to the same account from which the funds were drawn, without interest or penalty, including any customer account maintained with the Agents. If this subscription is accepted only in part, the funds representing the portion of the purchase price representing that portion of the subscription for the Units which is not accepted will promptly be similarly returned.

18.      Costs. All costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel obtained by the Subscriber) relating to the sale of the Units to the Subscriber shall be borne by the Subscriber.

19.      Execution of Subscription Agreement. The Corporation, the Agents and the U.S. Affiliates shall be entitled to rely on delivery by facsimile machine or e-mail of an executed copy of this Subscription Agreement, and acceptance by the Corporation of such facsimile or e-mail copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof. If less than a complete copy of this Subscription Agreement is delivered to the Corporation at Closing, the Corporation and its counsel are entitled to assume that the Subscriber accepts and agrees to all of the terms and conditions of the pages not delivered at Closing unaltered. This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Subscription Agreement.

20.      Collection of Personal Information. The Subscriber acknowledges and consents to the fact that the Corporation and/or the Agents are collecting the Subscriber’s personal information for the purpose of fulfilling this Subscription Agreement and completing the Offering. The Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Corporation and the Agents to (a) stock exchanges or securities regulatory authorities, (b) the Corporation's registrar and transfer agent, (c) Canadian tax authorities, (d) authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and (e) any of the other parties involved in the Offering, including legal counsel, and may be included in record books and the Registration Statement filed in connection with the Offering. By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) for the foregoing purposes and for the purposes described in Schedule “D” to this Subscription Agreement and to the retention of such personal information for as long as permitted or required by law or business practice. Notwithstanding that the Subscriber may be purchasing Units as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the nature and identity of such undisclosed principal, and any interest that such undisclosed principal has in the Corporation, all as may be required by the Agents and/or the Corporation in order to comply with the foregoing.

Furthermore, the Subscriber is hereby notified that:

(a)

the Corporation may deliver to any securities commission having jurisdiction over the Corporation, the Subscriber or this subscription, including the British Columbia Securities Commission, the Alberta Securities Commission and the Ontario Securities Commission and/or the SEC (collectively, the “Commissions”) certain personal information pertaining to the Subscriber, including such Subscriber’s full name, residential address and telephone number, the number of shares or other securities of the Corporation owned by the Subscriber, the number of Units purchased by the Subscriber and the total purchase price paid for such Units, the prospectus exemption relied on by the Corporation and the date of distribution of the Units,

(b)	such information is being collected indirectly by the Commissions under the authority granted to them in securities legislation,

(c)	such information is being collected for the purposes of the administration and enforcement of the securities laws, and

(d)

the Subscriber may contact the following public official in Ontario with respect to questions about the Ontario Securities Commission’s indirect collection of such information at the following address and telephone number:

Administrative Assistant to the Director of Corporate Finance
Ontario Securities Commission
Suite 1903, Box 55
20 Queen Street West
Toronto, ON M5H 3S8
Telephone: (416) 593-8086

21.      Anti-Money Laundering Legislation. In order to comply with legislation aimed at the prevention of money laundering, the Corporation may require additional information concerning investors from time to time and the Subscriber agrees to provide all such information. The Subscriber acknowledges that if, as a result of any information or other matter which comes to the Corporation's attention, any director, officer or employee of the Corporation or any investment advisor, or their respective professional advisors, knows or suspects that an investor is engaged in money laundering, such person is required to report such information or other matter to the Financial Transactions and Reports Analysis Centre of Canada and such report shall not be treated as a breach of any restriction upon the disclosure of information imposed by Canadian law or otherwise.

22.      Governing Law. The contract arising out of this Subscription Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

23.      Survival of Representations and Warranties. The covenants, representations and warranties contained herein shall survive the Closing and continue in full force and effect for a period of two years following the Closing.

24.      Assignment. The terms and provisions of this Subscription Agreement shall be binding upon and enure to the benefit of the Subscriber, the Corporation and the Agents and their respective heirs, executors, administrators, successors and assigns; provided however, that: (a) this Subscription Agreement may not be assigned by the Subscriber without the consent of the Corporation and the Agents, in their discretion, other than the assignment by a Subscriber who is acting as nominee or agent to the beneficial owner; and (b) this Subscription Agreement may not be assigned by the Agents on behalf of the Subscriber without the consent of the Subscriber, acting reasonably. The benefits and the obligations of this Subscription Agreement, insofar as they apply to the Subscriber, shall pass with any assignment or transfer of the Securities.

25.      Entire Agreement and Headings. Except as otherwise stated herein, this Subscription Agreement (including the schedules hereto) constitutes the entire agreement between the Subscriber and the Corporation relating to the subject matter hereof and there are no representations, warranties, covenants, understandings or other agreements relating to the subject matter hereof except as stated or referred to herein. This Subscription Agreement may be amended or modified in any respect by written instrument only. The headings contained herein are for convenience only and shall not affect the meanings or interpretation hereof.

26.      Effective Date. The Subscription Agreement is intended to and shall take effect on the later of the date it has been accepted by the Corporation and the effective date of the Agency Agreement.

27.      Time of Essence. Time shall be of the essence of this Subscription Agreement.

28.     Language. It is the express wish of the Subscriber that the Subscription Agreement and any related documentation be drawn up in English only. Il est de la volonté expresse du souscripteur que la convention de souscription ainsi que tout document connexe soient rédigés en langue anglaise uniquement.

29.      Currency. All references herein to monetary amounts are to lawful money of Canada, unless otherwise specified.

SCHEDULE “A”

ACCREDITED INVESTOR STATUS CERTIFICATE

Capitalized terms not specifically defined in this certificate have the meaning ascribed to them in the Subscription Agreement to which this certificate is attached.

The undersigned Subscriber hereby represents, warrants and certifies to the Corporation, as an integral part of the attached Subscription Agreement, that he, she or it is and at Closing will be, correctly and in all respects described by the category or categories set forth directly next to which the Subscriber has marked below:

[ ]	(1)	a Canadian financial institution, or a Schedule III bank.

[ ]	(2)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada).

[ ]	(3)

a subsidiary of any person referred to in paragraphs (1) or (2), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary.

[ ]	(4)

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador).

[ ]	(5)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (4).

[ ]	(6)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada.

[ ]	(7)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec.

[ ]	(8)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government.

[ ]	(9)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada.

[ ]	(10)

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds CDN$1,000,000.

[ ]	(11)

an individual whose net income before taxes exceeded CDN$200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded CDN$300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year.

[ ]	(12)	an individual who, either alone or with a spouse, has net assets of at least CDN$5,000,000.

[ ]	(13)	a person, other than an individual or investment fund, that has net assets of at least CDN$5,000,000 as shown on its most recently prepared financial statements.

[ ]	(14)	an investment fund that distributes or has distributed its securities only to

(a)	a person that is or was an accredited investor at the time of the distribution,

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(b)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment], or 2.19 [Additional investment in investment funds] of NI 45-106, or

(c)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106.

[ ]	(15)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt.

[ ]	(16)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be.

[ ]	(17)	a person acting on behalf of a fully managed account managed by that person, if that person

(a)	is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

(b)	in Ontario, is purchasing a security that is not a security of an investment fund.

[ ]	(18)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded.

[ ]	(19)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (1) to (4) or paragraph (9) in form and function.

[ ]	(20)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors.

[ ]	(21)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser.

[ ]	(22)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as

(a)	an accredited investor, or

(b)	an exempt subscriber in Alberta or British Columbia after NI 45-106 comes into force.

Note: A summary of the meanings of some of the terms used in this Accredited Investor Status Certificate follows the signature block below.

Dated _____________________________, 20____.

X
Signature of individual (if Subscriber is an individual)

X
Authorized signatory (if Subscriber is not an individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)

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For the purposes of this Accredited Investor Status Certificate, the following definitions are included for convenience:

(a)	“affiliate” means that an issuer is an affiliate of another issuer if:

(i) one of them is the subsidiary of the other, or

(ii) each of them is controlled by the same person.

(b)	“Canadian financial institution” means

(i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(ii)

a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada.

(c)	“company” means any corporation, incorporated association, incorporated syndicate or other incorporated organization;

(d)	“control” means as follows: a person (first person) is considered to control another person (second person) if:

(i)

the first person beneficially owns or directly or indirectly exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation,

(ii) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or

(iii) the second person is a limited partnership and the general partner of the limited partnership is the first person;

(e)	“entity” means a company, syndicate, partnership, trust or unincorporated organization;

(f)	“financial assets” means cash, securities, or any contract of insurance or deposit or evidence thereof that is not a security for the purposes of the securities legislation;

(g)

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(h)	“mutual fund” means:

(i)	for the purposes of British Columbia law,

(A)

an issuer of a security that entitles the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in a part of the net assets, including a separate fund or trust account, of the issuer of the security,

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(B)	an issuer described in an order that the commission may make under section 3.2 of the Securities Act (BC), and

(C)	an issuer that is in a class of prescribed issuers,

but does not include an issuer, or a class of issuers, described in an order that the commission may make under section 3.1 of the Securities Act (BC);

(ii)	for the purposes of Alberta law,

(A)

an issuer whose primary purpose is to invest money provided by its security holders and whose securities entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in part of the net assets, including a separate fund or trust account, of the issuer, or

(B)	an issuer that is designated as a mutual fund under section 10 of the Alberta Securities Act (Alberta) or in accordance with the regulations,

but does not include an issuer, or class of issuers, that is designated under section 10 of the Alberta Securities Act (Alberta) not to be a mutual fund;

(iii)

for the purposes of Ontario law, an issuer whose primary purpose is to invest money provided by its security holders and whose securities entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value as a proportionate interest in the whole or in part of the net assets, including a separate fund or trust account, of the issuer;

(iv)	for the purposes of Quebec law, a company issuing shares which must, on request of the holder, redeem them at their net asset value;

(i)	“non-redeemable investment fund” means an issuer:

(i)	whose primary purpose is to invest money provided by its security holders;

(ii)	that does not invest,

(A)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

(B)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

(iii)	that is not a mutual fund;

(j)	“person” includes

	(i)	an individual,

	(ii)	a corporation,

	(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

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(iv)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

(k)	“portfolio adviser” means:

	(i)	a portfolio manager; or

(ii)

a broker or investment dealer exempted from registration as an adviser under section 148 of the regulation made under the Securities Act (Ontario) if that broker or investment dealer is not exempt from the by-laws or regulations of the Toronto Stock Exchange or the Investment Dealers’ Association of Canada referred to in that section;

(l)	“related liabilities” means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets or liabilities that are secured by financial assets; and

(m)	“spouse” means an individual who:

	(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada) from the other individual,

	(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

	(iii)	in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);

(n)	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

SCHEDULE “B”

U.S. ACCREDITED INVESTOR STATUS CERTIFICATE

Capitalized terms not specifically defined in this certificate have the meaning ascribed to them in the Subscription Agreement to which this certificate is attached. In this certificate, dollar amounts are stated in U.S. dollars.

The Subscriber hereby represents, warrants and certifies to the Corporation, as an integral part of the attached Subscription Agreement, that he, she or it is and at Closing will be correctly and in all respects described by the category or categories set forth directly next to which the Subscriber has marked below:

[ ]	(1)

a natural person whose individual net worth, or joint net worth with that person’s spouse, at the date of this certificate exceeds $1,000,000, excluding the value of the primary residence of such person(s) and the related amount of indebtedness secured by the primary residence up to its fair market value;

[ ]	(2)

a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

[ ]	(3)

an organization described in Section 501(c)(3) of the Internal Revenue Code (United States), a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

[ ]	(4)

a “bank” as defined in Section 3(a)(2) of the 1933 Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(a)(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors;

[ ]	(5)	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States);

[ ]	(6)	a director or executive officer of the Corporation,

[ ]	(7)

a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act; or

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[ ]	(8)	an entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories.

Dated _____________________________, 20____.

X
Signature of individual (if Subscriber is an individual)

X
Authorized signatory (if Subscriber is not an individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)

SCHEDULE “C”

FORM 4C

CORPORATE PLACEE REGISTRATION FORM

This Form will remain on file with the Exchange and must be completed if required under section 4(b) of Part II of Form 4B. The corporation, trust, portfolio manager or other entity (the “Placee”) need only file it on one time basis, and it will be referenced for all subsequent Private Placements in which it participates. If any of the information provided in this Form changes, the Placee must notify the Exchange prior to participating in further placements with Exchange listed Issuers. If as a result of the Private Placement, the Placee becomes an Insider of the Issuer, Insiders of the Placee are reminded that they must file a Personal Information Form (2A) or, if applicable, Declarations, with the Exchange.

1.	Placee Information:

	(a)	Name:_____________________________________________________________________

	(b)	Complete Address:__________________________________________________________

	(c)	Jurisdiction of Incorporation or Creation:__________________________________________

2.	(a)	Is the Placee purchasing securities as a portfolio manager: (Yes/No)?_____________________

	(b)	the Placee carrying on business as a portfolio manager outside of Canada: (Yes/No)? _________

3.	If the answer to 2(b) above was “Yes”, the undersigned certifies that:

(a)

it is purchasing securities of an Issuer on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client’s express consent to a transaction;

(b)

it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a “portfolio manager” business) in ____________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

	(c)	it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

	(d)	the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000; and

(e)

it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer has a beneficial interest in any of the managed accounts for which it is purchasing.

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4.	If the answer to 2(a). above was “No”, please provide the names and addresses of Control Persons of the Placee:

Name *	City	Province or State	Country

* If the Control Person is not an individual, provide the name of the individual that makes the investment decisions on behalf of the Control Person.

5.	Acknowledgement - Personal Information and Securities Laws

	(a)	“Personal Information” means any information about an identifiable individual, and includes information contained in sections 1, 2 and 4, as applicable, of this Form.

The undersigned hereby acknowledges and agrees that it has obtained the express written consent of each individual to:

(i)	the disclosure of Personal Information by the undersigned to the Exchange (as defined in Appendix 6B) pursuant to this Form; and

(ii)	the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 6B or as otherwise identified by the Exchange, from time to time.

(b)	The undersigned acknowledges that it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions.

Dated and certified (if applicable), acknowledged and agreed, at ___________________________________on ___________________________________

(Name of Purchaser - please print)

(Authorized Signature)

(Official Capacity - please print)

(Please print name of individual whose signature appears above)

THIS IS NOT A PUBLIC DOCUMENT

SCHEDULE “D”

ACKNOWLEDGEMENT – PERSONAL INFORMATION

1.

TSX Venture Exchange Inc. and its affiliates, authorized agents, subsidiaries and divisions, including the TSX Venture Exchange (collectively referred to as the “Exchange”) collect Personal Information in certain Forms that are submitted by the individual and/or by an Issuer or Applicant and use it for the following purposes:

	(a)	to conduct background checks;

	(b)	to verify the Personal Information that has been provided about each individual;

	(c)	to consider the suitability of the individual to act as an officer, director, insider, promoter, investor relations provider or, as applicable, an employee or consultant, of the Issuer or Applicant;

	(d)	to consider the eligibility of the Issuer or Applicant to list on the Exchange;

	(e)	to provide disclosure to market participants as to the security holdings of directors, officers, other insiders and promoters of the Issuer, or its associates or affiliates;

	(f)	to conduct enforcement proceedings; and

(g)

to perform other investigations as required by and to ensure compliance with all applicable rules, policies, rulings and regulations of the Exchange, securities legislation and other legal and regulatory requirements governing the conduct and protection of the public markets in Canada.

As part of this process, the Exchange also collects additional Personal Information from other sources, including but not limited to, securities regulatory authorities in Canada or elsewhere, investigative, law enforcement or self-regulatory organizations, regulations service providers and each of their subsidiaries, affiliates, regulators and authorized agents, to ensure that the purposes set out above can be accomplished.

The Personal Information the Exchange collects may also be disclosed:

(a)	to the agencies and organizations in the preceding paragraph, or as otherwise permitted or required by law, and they may use it in their own investigations for the purposes described above; and

(b)	on the Exchange’s website or through printed materials published by or pursuant to the directions of the Exchange.

The Exchange may from time to time use third parties to process information and/or provide other administrative services. In this regard, the Exchange may share the information with such third party service providers.

2.

The Commissions may indirectly collect the Personal Information under the authority granted to them by securities legislation. The Personal Information is being collected for the purposes of the administration and enforcement of the securities legislation of the jurisdiction of each such Commission.

For questions about the collection of Personal Information by the British Columbia Securities Commission, please contact the Administrative Assistant to the Director of Corporate Finance, 12th Floor, 701 West Georgia Street, Box 10142, Vancouver, BC V7Y 1L2, phone: (604) 899-6854.

SCHEDULE “E”

REGISTRATION RIGHTS AGREEMENT

          This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of June 14, 2011, is by and between COUNTERPATH CORPORATION, a Nevada corporation (the “Corporation”), and (i) each subscriber in the Corporation’s Offering of Units (each as defined herein) (such subscribers being referred to herein individually as a “Subscriber” and collectively as the “Subscribers”); and (ii) each of the Agents (as defined herein) for the Offering.

          A.      The Corporation has agreed, on the terms and subject to the conditions set forth in the Subscription Agreement between the Corporation and each Subscriber (the “Subscription Agreement”) to issue and sell Units to each Subscriber. Each Unit (a “Unit”) is comprised of one Common Share (each a “Share”) and one-half (½) of one non-transferable common share purchase warrant (each whole warrant, a “Subscriber Warrant”). Each whole Subscriber Warrant entitles the holder to purchase one Common Share (a “Subscriber Warrant Share”) at a price of CDN$2.25 per Subscriber Warrant Share for a period of two years following the Closing Date of the Offering.

          B.      The Corporation has also agreed, on the terms and subject to the conditions set forth in the Agency Agreement between the Corporation and each of the Agents dated of even date herewith (the “Agency Agreement”) to issue as compensation to the Agents non-transferable warrants (the “Agents’ Warrants”) entitling the Agents to purchase that number of Common Shares (“Agents’ Warrant Shares”) equal to 7% of the number of Units sold by the Agents in the Offering, at an exercise price of CDN$1.75 per Agents’ Warrant Share for a period of eighteen (18) months following the Closing Date of the Offering.

          C.      In order to induce each Subscriber to enter into the Subscription Agreement and each of the Agents to enter into the Agency Agreement, the Corporation has agreed to provide the Subscribers and the Agents with certain registration rights under the Securities Act of 1933, as amended, and under applicable state securities laws.

          In consideration of each Subscriber entering into the Subscription Agreement and of each of the Agents entering into the Agency Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.      DEFINITIONS.

          For purposes of this Agreement, the following terms shall have the meanings specified:

          “1933 Act” means the United States Securities Act of 1933, as amended.

          “1934 Act” means the United States Securities Exchange Act of 1934, as amended. “Agency Agreement” has the meaning set forth on the first page of this Agreement.

          “Agents” means National Bank Financial Inc. and Canaccord Genuity Corp.

          “Agents’ Warrants” has the meaning set forth on the first page of this Agreement.

          “Agents’ Warrant Shares” has the meaning set forth on the first page of this Agreement.

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          “Agreement” has the meaning set forth on the first page of this Agreement.

          “Business Day” means, for purposes of Section 2 of this Agreement, any day except Saturday, Sunday or any federal holiday or other day on which the Commission is not open for business, and for all other purposes means any day except Saturday, Sunday or a statutory holiday in Vancouver, British Columbia or Toronto, Ontario.

          “Closing” means the closing of the purchase and sale of the Units as contemplated by the Subscription Agreement and the Agency Agreement.

          “Closing Date” is the date on which the Closing is completed.

          “Commission” means the United States Securities and Exchange Commission.

          “Common Share” means a common share in the capital of the Corporation.

          “Corporation” has the meaning set forth on the first page of this Agreement.

           “Effective Date” means the date on which a Registration Statement is declared effective by the Commission.

          “Holder” means any person owning or having the right to acquire, through exercise of the Warrants or otherwise, Registrable Securities, including initially each Subscriber and each Agent and thereafter any permitted assignee thereof.

          “Initial Registration Statement” has the meaning set forth in Section 2(a).

          “Offering” means the offering pursuant to the Agency Agreement and the Subscription Agreement of up to 5,714,285 Units for gross aggregate proceeds of up to CDN$10,000,000.

          “Registrable Securities” means the Shares, the Subscriber Warrant Shares, the Agents’ Warrant Shares and any shares of capital stock issued or issuable from time to time (with any adjustments) in replacement of, in exchange for, as a distribution on, or otherwise in respect of such Shares, Subscriber Warrant Shares or Agents’ Warrant Shares; provided, however, that any such shares shall cease to be Registrable Securities at such time as they may be sold by the Holder without registration under Rule 144 without limitation as to volume.

          “Registration Deadline” means the date which is four months after the Closing Date.

          “Registration Period” has the meaning set forth in Section 2(b).

          “Registration Statement” means a registration statement or statements prepared in compliance with the 1933 Act and pursuant to Rule 415.

          “Rule 144” means Rule 144 under the 1933 Act or any successor rule providing a similar exemption from 1933 Act registration requirements.

          “Rule 415” means Rule 415 under the 1933 Act or any successor rule providing for the offering of securities on a continuous or delayed basis.

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          “Rule 416” means Rule 416 under the 1933 Act or any successor rule providing for the registration of securities to be issued as a result of stock splits, stock dividends and anti-dilution provisions.

          “Second Registration Statement” has the meaning set forth in Section 2(a).

          “Share” has the meaning set forth on the first page of this Agreement.

          “Subscriber” and “Subscribers” have the meanings set forth on the first page of this Agreement.

          “Subscriber Warrant” has the meaning set forth on the first page of this Agreement.

          “Subscriber Warrant Share” has the meaning set forth on the first page of this Agreement.

          “Subscription Agreement” has the meaning set forth on the first page of this Agreement.

          “Unit” has the meaning set forth on the first page of this Agreement.

     2.      REGISTRATION.

         (a)      Registration Statement. Following the Closing of the Offering, the Corporation shall file with the Commission a Registration Statement on Form S-1 covering the resale of the Registrable Securities. Such Registration Statement shall state, to the extent permitted by Rule 416 under the 1933 Act, that it also covers such indeterminate number of additional Common Shares as may become issuable upon exercise of the Subscriber Warrants and the Agents’ Warrants in order to (i) prevent dilution resulting from stock splits, stock dividends or similar events and (ii) effect required anti-dilution adjustments pursuant to the terms of the Subscriber Warrants or the Agents’ Warrants and their governing documents. Notwithstanding any other provision in this Section 2, if the Corporation receives a comment from the staff of the Commission that effectively results in the Corporation having to reduce the number of Registrable Securities included in such Registration Statement (hereafter referred to as the “Initial Registration Statement”), then the Corporation, after having first used commercially reasonable efforts to persuade the staff of the Commission to withdraw such comment, may in its sole discretion reduce for each Holder on a pro rata basis the number of Registrable Securities to be included in the Initial Registration Statement. The Corporation agrees it will provide the Agents and their counsel with the opportunity to review any such comment received from the staff of the Commission and the Corporation’s proposed responses thereto and will allow the Agents and their counsel to provide input regarding the proposed responses before submitting them to the staff of the Commission. The Corporation further covenants and agrees that it will use commercially reasonable efforts to register the resale of all Registrable Securities not included in the Initial Registration Statement pursuant to this Section 2(a) by filing a second Registration Statement (the “Second Registration Statement”) six months after the Effective Date of the Initial Registration Statement, or as soon thereafter as is reasonably practicable, and will use commercially reasonable efforts to make the Second Registration Statement effective as soon as reasonably practicable after the date it is filed.

          (b)      Effectiveness. The Corporation shall use commercially reasonable efforts to cause the Initial Registration Statement to be made effective by the Registration Deadline and in any event as soon as reasonably practicable after the Closing Date. The Corporation shall respond promptly to any and all comments made by the staff of the Commission on the Initial Registration Statement and, if applicable, the Second Registration Statement, and shall submit to the Commission, within five (5) Business Days after the Corporation learns that no review of such Registration Statement will be made by the staff of the Commission or that the staff of the Commission has no further comments on such Registration Statement, as the case may be, a request for acceleration of the effectiveness of the Registration Statement to a time and date not later than two (2) Business Days after the submission of such request. The Corporation will maintain the effectiveness of the Initial Registration Statement and, if applicable, the Second Registration Statement until the earlier to occur of (i) the date on which all of the Registrable Securities eligible for resale thereunder have been publicly sold pursuant to such Registration Statements or Rule 144 and (ii) the date on which all of the Registrable Securities remaining to be sold under such Registration Statements (in the reasonable opinion of counsel to the Corporation) may be immediately sold to the public pursuant to Rule 144 under the 1933 Act (the period beginning on the Closing Date and ending on the earlier to occur of (i) or (ii) above being referred to herein as the “Registration Period”).

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          (c)      Registration of Other Securities. During the period beginning on the Closing Date and ending on the Effective Date, the Corporation shall refrain from filing any registration statement (other than (i) a Registration Statement filed hereunder, or (ii) a registration statement that qualifies to be filed on Form S-8 or any successor form or other form promulgated for similar purposes.

3.      PIGGYBACK REGISTRATION.

          If at any time prior to the expiration of the Registration Period, the Corporation proposes to file a registration statement under the 1933 Act, other than a registration statement on Form S-8 or Form S-4 or any successor form or other form promulgated for similar purposes, and a Registration Statement covering the sale of all of the Registrable Securities held by any Holder is not then effective and available for sales thereof by such Holder, the Corporation shall (a) give prior written notice to each such Holder of its intention to do so and (b) include all such Registrable Securities in the registration statement filed in connection with the Proposed Registration.

4.      OBLIGATIONS OF THE CORPORATION.

          In      addition to performing its obligations hereunder, including without limitation those pursuant to Section 2 above, the Corporation shall, with respect to each Registration Statement described in Section 2(a):

          (a)      prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the 1933 Act or to maintain the effectiveness of the Registration Statement during the Registration Period, or as may be reasonably requested by a Holder in order to incorporate information concerning such Holder or such Holder's intended method of distribution;

          (b)      furnish to each Holder such number of copies of the prospectus included in the Registration Statement, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of such Holder's Registrable Securities;

          (c)      use commercially reasonable efforts to register or qualify the Registrable Securities under the securities or “blue sky” laws of such jurisdictions within the United States as shall be reasonably requested from time to time by a Holder, and do any and all other acts or things which may be necessary or advisable to enable such Holder to consummate the public sale or other disposition of the Registrable Securities in such jurisdictions; provided that the Corporation shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction or to subject itself to taxation in any such jurisdiction;

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          (d)      in the event of an underwritten public offering of the Registrable Securities, enter into (together with all Holders proposing to distribute Registrable Securities through such underwriting) and perform its obligations under an underwriting agreement, in usual and customary form reasonably acceptable to the Corporation, with the managing underwriter of such offering;

          (e)      notify each Holder immediately after becoming aware of the occurrence of any event (but shall not, without the prior written consent of such Holder, disclose to such Holder any facts or circumstances constituting material non-public information) as a result of which the prospectus included in the Registration Statement, as then in effect, is no longer compliant with the 1933 Act, and as promptly as practicable prepare and file with the Commission and furnish to each Holder a reasonable number of copies of a new, amended or supplemented prospectus that complies with the 1933 Act, and in the meantime keep each Holder informed of the status of the Corporation’s efforts to make the prospectus compliant with the 1933 Act;

          (f)      use all commercially reasonable efforts to prevent the issuance of any stop order or other order suspending the effectiveness of the Registration Statement and, if such an order is issued, to obtain the withdrawal thereof at the earliest possible time and to notify each Holder of the issuance of such order and the resolution thereof;

          (g)      furnish to each Holder, on the date that the Registration Statement, or any successor registration statement, becomes effective, a letter, dated such date, addressed to such Holder, confirming such effectiveness and, to the knowledge of the Corporation, the absence of any stop order;

          (h)      provide to each Holder and its representatives the reasonable opportunity to conduct a reasonable inquiry of the Corporation's financial and other records during normal business hours and make available its officers, directors and employees for questions regarding information which such Holder may reasonably request in order to fulfill any due diligence obligation on its part, subject, however, to the execution and delivery to the Corporation by such Holder of a customary non-disclosure agreement and provided that the Corporation shall not disclose any material non-public information to such Holder absent such Holder's written request therefor;

          (i)      permit counsel for each Holder, at such Holder's expense, to review the Registration Statement and all amendments thereto, and any comments made by the staff of the Commission concerning such Holder and the Corporation's responses thereto, within a reasonable period of time prior to the filing thereof with the Commission (or, in the case of comments made by the staff of the Commission, within a reasonable period of time following the receipt thereof by the Corporation);

          (j)      hold in confidence and not make any disclosure of information concerning a Holder provided to the Corporation if at the time such information is provided the Corporation is notified of the confidential nature of such information unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement that includes such Holder’s Registrable Securities, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement, or (v) such Holder consents to the form and content of any such disclosure. The Corporation shall, upon learning that disclosure of any information concerning an Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Holder prior to making such disclosure, and cooperate with the Holder, at the Holder’s expense, in taking appropriate action to prevent disclosure of, or to obtain a protective order for, such information; and

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          (k)      comply with all applicable laws related to the Registration Statement and offering and sale of Registrable Securities and all applicable rules and regulations of governmental authorities in connection therewith, including, without limitation, the 1933 Act and the 1934 Act and the rules and regulations promulgated thereunder.

5.      OBLIGATIONS OF EACH HOLDER.

          In connection with the registration of Registrable Securities pursuant to a Registration Statement, each Holder shall:

          (a)      timely furnish to the Corporation in writing such information regarding itself and the intended method of disposition of such Registrable Securities, including the identity of and compensation to be paid to any proposed broker-dealer to be employed in connection therewith, as the Corporation shall reasonably request in order to effect the registration thereof;

          (b)      execute and deliver to the Corporation such written representations and undertakings as the Corporation and its counsel may reasonably require in order to ensure full compliance with relevant provisions of the 1933 Act and the 1934 Act;

          (c)      upon receipt of any notice from the Corporation of the happening of any event of the kind described in Sections 4(e) or 4(f), immediately discontinue any sale or other disposition of such Registrable Securities pursuant to such Registration Statement until the filing of an amendment or supplement as described in Section 4(e) or withdrawal of the stop order referred to in Section 4(f), and use commercially reasonable efforts to maintain the confidentiality of such notice and its contents;

          (d)      in the event of an underwritten offering of such Registrable Securities in which such Holder participates, enter into a customary and reasonable underwriting agreement and execute such other documents as the Corporation and/or the managing underwriter for such offering may reasonably request;

          (e)      to the extent required by applicable law, deliver a prospectus to the purchaser of such Registrable Securities;

          (f)      notify the Corporation when it has sold all of the Registrable Securities held by it; and

          (g)      notify the Corporation in the event that any information supplied by such Holder to the Corporation in writing for inclusion in such Registration Statement or related prospectus is untrue or omits to state a material fact required to be stated therein or necessary to make such information not misleading in light of the circumstances then existing; immediately discontinue any sale or other disposition of such Registrable Securities pursuant to such Registration Statement until the filing of an amendment or supplement to such prospectus as may be necessary so that such prospectus does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and use commercially reasonable efforts to assist the Corporation as may be appropriate to make such amendment or supplement effective for such purpose.

6.      INDEMNIFICATION.

          In the event that any Registrable Securities are included in a Registration Statement under this Agreement, including any registration statement described in Section 3:

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          (a)      To the extent permitted by law, the Corporation shall indemnify and hold harmless each Holder, the officers, directors, employees, agents and representatives of such Holder, and each person, if any, who controls such Holder within the meaning of the 1933 Act or the 1934 Act (collectively, the “Holder Indemnified Parties”), including in such Holder Indemnified Parties' capacity as a broker dealer, against any losses, claims, damages, liabilities or reasonable out-of-pocket expenses (whether joint or several) (collectively, including legal or other expenses reasonably incurred in connection with investigating or defending same, “Losses”), insofar as any such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (iii) any misrepresentation or breach of any representation or warranty made by the Corporation, or (iv) any violation or alleged violation by the Corporation of the 1933 Act, the 1934 Act or any applicable state securities laws in connection with the Registration Statement. Subject to the provisions of Section 6(c) below, the Corporation will reimburse such Holder, and each of the Holder Indemnified Parties, for any legal or other out-of-pocket expenses as reasonably incurred by any such entity or person in connection with investigating or defending any Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any Loss if such settlement is effected without the consent of the Corporation (which consent shall not be unreasonably withheld), nor shall the Corporation be obligated to indemnify any person for any Loss to the extent that such Loss (i) is based upon and is in conformity with written information furnished by such person expressly for use in such Registration Statement, (ii) is based on a failure of such person to deliver or cause to be delivered the final prospectus contained in the Registration Statement and made available by the Corporation, if such delivery is required by applicable law, or (iii) relates to the sale of shares by such Holder after the Corporation has notified such Holder that an event described in Section 4(e) has occurred and has not yet provided the Holder with a new, amended or supplemented prospectus for delivery. The Corporation shall not enter into any settlement of a Loss that does not provide for the unconditional release of such Holder from all liabilities and obligations relating to such Loss.

         (b)      To the extent permitted by law, each Holder who is named in such Registration Statement as a selling stockholder, acting severally and not jointly, shall indemnify and hold harmless the Corporation, the officers, directors, employees, agents and representatives of the Corporation, and each person, if any, who controls the Corporation within the meaning of the 1933 Act or the 1934 Act, against any Losses to the extent (and only to the extent) that any such Losses (i) are based upon and arise from the written information furnished by such Holder to the Corporation expressly for use in such Registration Statement, (ii) are based on a failure of such Holder to deliver or cause to be delivered the final prospectus contained in the Registration Statement and made available by the Corporation, if such delivery is required by applicable law, or (iii) relate to the sale of shares by such Holder after the Corporation has notified such Holder that an event described in Section 4(e) has occurred and has not yet provided the Holder with a new, amended or supplemented prospectus for delivery. Subject to the provisions of Section 6(c) below, such Holder will reimburse any legal or other expenses as reasonably incurred by the Corporation and any such officer, director, employee, agent, representative, or controlling person, in connection with investigating or defending any such Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided, further, that, in no event shall any indemnity under this Section 6(b) exceed the net proceeds actually received from the sale of the Registrable Securities sold by such Holder under such Registration Statement.

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         (c)      Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel for all indemnified parties to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate under applicable standards of professional conduct due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6 with respect to such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6 or with respect to any other action unless the indemnifying party is materially prejudiced as a result of not receiving such notice.

          (d)      In the event that the indemnity provided in paragraph (a) or (b) of this Section 6 is unavailable or insufficient to hold harmless an indemnified party for any reason, the Corporation and each Holder agree, severally and not jointly, to contribute to the aggregate Losses to which the Corporation or such Holder may be subject in such proportion as is appropriate to reflect the relative fault of the Corporation and such Holder in connection with the statements or omissions which resulted in such Losses; provided, however, that in no case shall such Holder be responsible for any amount in excess of the net proceeds actually received from the sale of the Registrable Securities sold by it under the Registration Statement. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Corporation or by such Holder. The Corporation and each Holder agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f)(1) of the 1933 Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person who controls a Holder within the meaning of either the 1933 Act or the 1934 Act and each officer, director, employee, agent or representative of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Corporation within the meaning of either the 1933 Act or the 1934 Act and each officer, director, employee, agent or representative of the Corporation shall have the same rights to contribution as the Corporation, subject in each case to the applicable terms and conditions of this paragraph (d).

          (e)      The obligations of the Corporation and each Holder under this Section 6 shall survive the completion of any offering or sale of Registrable Securities pursuant to a Registration Statement under this Agreement, or otherwise.

7.      REPORTS.

          With a view to making available to each Holder the benefits of Rule 144 and any other similar rule or regulation of the Commission that may at any time permit such Holder to sell securities of the Corporation to the public without registration, the Corporation agrees (until all of the Registrable Securities have been sold under a Registration Statement or sold pursuant to Rule 144) to:

          (a)      make and keep public information available, as those terms are understood and defined in Rule 144;

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          (b)      file with the Commission in a timely manner all reports and other documents required of the Corporation under Section 13(a) of the 1934 Act; and

          (c)      furnish to such Holder, so long as such Holder owns any Registrable Securities, promptly upon written request (i) a written statement by the Corporation, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) to the extent not publicly available through the Commission's EDGAR database, a copy of the most recent annual or quarterly report of the Corporation and such other reports and documents so filed by the Corporation, and (iii) such other information as may be reasonably requested by such Holder in connection with such Holder's compliance with any rule or regulation of the Commission which permits the selling of any such securities without registration.

8.      MISCELLANEOUS.

          (a)      Expenses of Registration. All expenses, other than underwriting discounts and commissions and fees and expenses of counsel and other advisers to each Holder, incurred in connection with the registrations, filings or qualifications described herein, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, the fees and disbursements of counsel for the Corporation, shall be borne by the Corporation.

          (b)      Amendment; Waiver. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended or waived except pursuant to a written instrument executed by the Corporation and the Holders of at least 80% of the Registrable Securities (whether or not then outstanding). Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder and the Corporation. The failure of any party to exercise any right or remedy under this Agreement or otherwise, or the delay by any party in exercising such right or remedy, shall not operate as a waiver thereof. Notwithstanding the foregoing provisions, any amendment or waiver that affects any particular Holder in a manner different that the other Holders shall require such particular Holder’s prior written consent in respect thereof.

         (c)      Notices. Any notice, demand or request required or permitted to be given by the Corporation or a Holder pursuant to the terms of this Agreement shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable email or facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, and (ii) on the next Business Day after timely delivery to a reputable overnight courier, addressed as follows:

If to the Corporation:

CounterPath Corporation
Suite 300, One Bentall Centre
505 Burrard Street, Box 95
Vancouver, BC V7X 1M3
Canada
Attn: Chief Executive Officer and Chief Financial Officer
Tel: (604) 320-3344
Fax: (604) 320-3399
Email: corporate@counterpath.com

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with a copy to:

Clark Wilson LLP
800 – 885 West Georgia Street
Vancouver, BC V6C 3H1
Canada
Attn: Virgil Z. Hlus
Tel: (604) 891-7707
Fax: (604) 687-6314
Email: vzh@cwilson.com

and if to a Holder, to such address as shall be designated by such Holder in its Subscription Agreement or as otherwise designated by such Holder in writing to the Corporation.

          (d)      Assignment. Upon the private transfer by a Holder of any Registrable Securities, the rights of such Holder hereunder with respect to such securities so transferred shall be assigned automatically to the transferee thereof, and such transferee shall thereupon be deemed to be a “Holder” for purposes of this Agreement if: (i) such transfer is made in accordance with the applicable requirements of the Subscription Agreement; (ii) the transferee agrees in writing with the Corporation to be bound by all of the provisions of this Agreement, and (iii) the Corporation is furnished with written notice of the name and address of such transferee; provided, however, that the registration rights granted under this Agreement shall not be assigned to any person or entity that receives any Registrable Securities in a public transaction pursuant to an effective registration statement under the 1933 Act or pursuant to Rule 144.

          (e)      Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall be deemed one and the same instrument. This Agreement, once executed by a party, may be delivered to any other party hereto by email or facsimile transmission.

          (f)      Governing Law. The contract arising out of this Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

          (g)      Language. It is the express wish of the Subscriber that the Subscription Agreement and any related documentation be drawn up in English only. Il est de la volonté expresse du souscripteur que la convention de souscription ainsi que tout document connexe soient rédigés en langue anglaise uniquement.

          (h)      Holder of Record. A person is deemed to be a Holder whenever such person owns or is deemed to own of record Registrable Securities. If the Corporation receives conflicting instructions, notices or elections from two or more persons with respect to the same Registrable Securities, the Corporation shall act upon the basis of instructions, notice or election received from the record owner of such Registrable Securities.

          (i)      Entire Agreement. This Agreement, together with the Subscription Agreement for the Subscribers and together with the Agency Agreement for the Agents, constitutes the entire agreement between the parties with respect to the subject matter of this Agreement.

          (j)      Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

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          (k)      Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

[Signature Pages to Follow]

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          IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date first-above written.

“Corporation”

COUNTERPATH CORPORATION

By: ____________________________________________

Name: ______________________________________
Title: ______________________________________

“Subscriber”

____________________________________________

By: ____________________________________________

Name: ______________________________________
Title: ______________________________________

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          IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date first-above written.

“Corporation”

COUNTERPATH CORPORATION

By: ____________________________________________

Name: ______________________________________
Title: ______________________________________

“Agent”

NATIONAL BANK FINANCIAL INC.

By: ____________________________________________

Name: ______________________________________
Title: ______________________________________

“Agent”

CANACCORD GENUITY CORP.

By: ____________________________________________

Name: ______________________________________
Title: ______________________________________